SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934
Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-11(c) or Rule 14a-12

Newman Coweta Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

April 28, 2004

Dear Shareholder:

          On behalf of the Board of Directors and Management of Newnan Coweta Bancshares, Inc., I cordially invite you to the Annual Meeting of Shareholders to be held on Wednesday, June 2, 2004, at 7:30 a.m. at Newnan Coweta Bank, 145 Millard Farmer Industrial Boulevard, Newnan, Georgia 30263.

          At the Annual Meeting, shareholders will consider and vote the election of five directors and the ratification of the appointment of the Company’s independent auditors.

          The accompanying Proxy Statement includes a formal notice of the Annual Meeting, information concerning the nominees to the Board of Directors and other information concerning the Annual Meeting.

          A form of proxy is enclosed, and you are urged to complete, sign and return it to Newnan Coweta Bancshares, Inc., as soon as possible, in the enclosed, postage-prepaid envelope. You do not need to attend the meeting to vote your proxy. If you attend the Annual Meeting in person, you may revoke your proxy at that time, simply by requesting the right to vote in person. Additionally, you may revoke the proxy by filing a subsequent proxy with the Secretary of Newnan Coweta Bancshares, Inc., prior to or at the time of the Annual Meeting.

          Your continued support of the Company is very important. I look forward to welcoming you at the meeting.

Sincerely,

James B. Kimsey
President and Chief Executive Officer

WE URGE YOU TO GRANT A PROXY.

YOU DO NOT NEED TO ATTEND THE MEETING TO VOTE YOUR SHARES.

Please sign and date the enclosed proxy card and return it promptly in the envelope provided, whether or not you plan to attend the annual shareholder meeting. To ensure that your proxy card is received in time to be counted, please make sure that it is postmarked no later than May 26, 2004. You may also fax the proxy card to Karen P. Duffey at (770) 683-6235. If you attend the meeting, you may vote in person if you wish, even if you have previously returned your proxy.

NEWNAN COWETA BANCSHARES, INC.

NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS

Time:	7:30 a.m. EDT Wednesday, June 2, 2004

Place:	Newnan Coweta Bank, 145 Millard Farmer Industrial Boulevard, Newnan, Georgia 30263

Record Date:	Holders of our common stock at the close of business on April 20, 2004, are entitled to vote

Matters to be voted on:	•	Election of five Class III directors, each to serve a three-year term

	•	Ratification of the appointment of McNair, McLemore, Middlebrooks & Company, LLP as the Company’s independent auditor, and

	•	Any other business properly before the meeting and any adjournment of it.

WE URGE YOU TO GRANT A PROXY.

YOU DO NOT NEED TO ATTEND THE MEETING TO VOTE YOUR SHARES.

Please sign and date the enclosed proxy card and return it promptly in the envelope provided, whether or not you plan to attend the annual shareholder meeting. To ensure that your proxy card is received in time to be counted, please make sure that it is postmarked no later than May 26, 2004. You may also fax the proxy card to Karen P. Duffey at (770) 683-6235. If you attend the meeting, you may vote in person if you wish, even if you have previously returned your proxy.

This notice of meeting and accompanying proxy statement are first being sent to shareholders on or about April 30, 2004.

NEWNAN COWETA BANCSHARES, INC.

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 2, 2004

i

NEWNAN COWETA BANCSHARES, INC.
145 MILLARD FARMER INDUSTRIAL BOULEVARD
NEWNAN, GEORGIA 30263
(770) 683-6222

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 2, 2004

GENERAL INFORMATION

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Newnan Coweta Bancshares, Inc., a Georgia corporation (the “Company”), for use at the Annual Meeting of Shareholders to be held at 7:30 a.m., EDT, on Wednesday, June 2, 2004, at Newnan Coweta Bank, 145 Millard Farmer Industrial Boulevard, Newnan, Georgia 30263, and at any and all adjournments or postponements thereof (the “Annual Meeting”).

     A proxy delivered pursuant to this solicitation is revocable at the option of the person giving the proxy at any time before it is exercised. A proxy may be revoked, prior to its exercise, by executing and delivering a later dated proxy card, by delivering written notice of the revocation of the proxy to the Company prior to the Annual Meeting, or by attending and voting at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. Unless previously revoked, the shares represented by the enclosed proxy will be voted in accordance with the shareholder’s directions if the proxy is duly executed and returned prior to the Annual Meeting. If the enclosed proxy is duly executed and returned prior to the Annual Meeting but no directions are specified, the shares will be voted “FOR” the election of the director nominees recommended by the Board of Directors, “FOR” ratification of the appointment of McNair, McLemore, Middlebrooks & Company as the Company’s independent auditors, and in accordance with the discretion of the named proxies on other matters properly brought before the Annual Meeting. Any written notice revoking a proxy should be sent to: Newnan Coweta Bancshares, Inc., P. O. Box 71699, Newnan, Georgia 30271, Attention: Karen P. Duffey.

     The expense of preparing, printing and mailing this Proxy Statement and soliciting the proxies sought hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company or its subsidiary — Newnan Coweta Bank (the “Bank”) — who will not receive additional compensation therefor, in person, or by telephone, facsimile transmission or other electronic means. The Company also will request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of the Company’s common stock (the “Common Stock”) as of April 20, 2004 (the “Record Date”), and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly signing and returning the enclosed proxy card will help to avoid additional expense.

     This Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about April 30, 2004. A copy of the Company’s annual report on Form 10-KSB accompanies this Proxy Statement.

OWNERSHIP OF COMMON STOCK

     The Company is authorized to issue up to 5,000,000 shares of Common Stock. At April 20, 2004, the Company had 900,000 shares of Common Stock issued and outstanding. Each share of Common Stock entitles the holder thereof to one vote. Only shareholders of record at the close of business on April 20, 2004 will be entitled to notice of, and to vote at, the Annual Meeting.

     The following table sets forth certain information with respect to the beneficial ownership, as of April 20, 2004, of shares of Common Stock by (a) each person known by the Company to be the beneficial owner of more than five percent of the Company’s outstanding Common Stock, (b) each of the Company’s directors, (c) the Company’s President and Chief Executive Officer, and (d) all directors and executive officers of the Company as a group, and the percentage of the outstanding shares of Common Stock represented thereby. Except as noted below, the Company believes that each of the persons listed has sole investment and voting power with respect to the shares included in the table.

NAME OF BENEFICIAL OWNER	AMOUNT AND
Director = D	NATURE
Officer = O	OF BENEFICIAL		PERCENT OF
5% Shareholder = S	OWNERSHIP(1)		CLASS(1)
Robert E. Cordle, Jr. (D)	15,000		1.67%
Joe S. Crain, Jr. (D)	26,400	(2)	2.92%
Douglas T. Daviston (D)	25,000		2.78%
Otis F. Jones, III(D)	23,900	(2)(3)	2.64%
James B. Kimsey (D, O)	28,900	(2)(4)	3.13%
David LaGuardia (D)	43,900	(2)	4.86%
Bob B. Mann, Jr. (D)	23,900	(2)	2.64%
Theo D. Mann (D)(S)	57,800	(5)	6.37%
Dennis H. McDowell (S)(6)	69,920		7.77%
Dennis H. McDowell, II (D)	20,498		2.28%
J. Walker Moody (D)	28,900	(2)	3.20%
James Van S. Mottola (D)	44,400	(2)	4.91%
Melvin Samuels (D)	2,000	(7)	0.22%
Donald L. Sprayberry, Jr. (D)	28,900	(2)	3.20%
Jennifer J. Thomasson (D)	500		0.06%
Woodie T. Wood, Jr. (D)	20,000		2.22%
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (19 PERSONS)	469,663		48.17%

(1)	The information contained in this table with respect to Common Stock ownership reflects “beneficial ownership” as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(2)	With respect to Messrs. Crain, Jones, Kimsey, LaGuardia, B. Mann, Moody, Mottola and Sprayberry, beneficial ownership as reported in the table includes 3,900 shares of the Company’s Common Stock that may be acquired upon the exercise of outstanding warrants that are exercisable.

(3)	Includes 2,100 shares held in Mr. Jones’ IRA account, 2,000 shares held by Mr. Jones’ wife and 4,000 shares held by Mr. Jones as custodian for his children.

(4)	Includes 18,000 shares of the Company’s Common Stock that may be acquired upon the exercise of incentive stock options that are exercisable or will become exercisable within the next 60 days and 1,000 shares held in a trust for the benefit of Mr. Kimsey’s minor children of which Mr. Kimsey serves as trustee.

(5)	With respect to Mr. Theo Mann, beneficial ownership as reported in the table includes 7,800 shares of the Company’s Common Stock that may be acquired upon the exercise of outstanding warrants that are exercisable or will become exercisable within the next 60 days, 2,000 of the Company’s Common Stock held in trust for Mr. Mann’s minor children with Mr. Mann serving as trustee, 10,000 shares of the Company’s Common Stock held in a unified residual trust for R.S. Mann, Jr. with Mr. Mann serving as co-trustee, 10,000 shares of the Company’s Common Stock held in the name of Mann & Wooldridge, P.C. Profit Sharing Plan and Trust, 7,000 shares held in Mr. Mann’s personal IRA account and 1,000 shares held by Mr. Mann’s wife.

(6)	Mr. McDowell’s address is 227 West Lakeshore Drive, Carrollton, Georgia 30117.

(7)	Includes 1,000 shares of the Company’s Common Stock that may be acquired upon the exercise of outstanding warrants that are exercisable or will become exercisable within the next 60 days.

Equity Compensation Plan Information

	Number of		Number of securities
	securities to be		remaining available
	issued upon	Weighted average	for future issuance
	exercise of	exercise price of	under equity
	outstanding	outstanding	compensation plans
	options, warrants	options, warrants	(excluding securities
	and rights	and rights	reflected in column (a))
	(a)	(b)	(c)
Equity compensation	36,000	$10.00	114,000
plans approved by security holders
Equity compensation	40,000	$10.00	-0-
plans not approved by security holders*
Total	76,000	$10.00	114,000

*Stock Warrants — In recognition of the efforts and financial risks undertaken by the Company’s organizers, the Company granted each organizer warrants representing opportunities to purchase a corresponding number of shares of the Company’s common stock. The warrants vest over a three-year period from the date the Bank was incorporated and are exercisable in whole or in part during the ten-year period following the incorporation date, at an exercise price equal to $10.00 per share. The warrants are nontransferable, but shares issued pursuant to the exercise of warrants will be transferable, subject to compliance with applicable securities laws. At December 31, 2003, there were 40,000 warrants outstanding and exercisable.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of any class of the Company’s equity securities, to file with the Securities and Exchange Commission (the “SEC”) initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock. Such persons are required to furnish the Company with copies of all Section 16(a) reports that they file with the SEC. To the Company’s knowledge, based solely on a review of copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with in a timely manner during the year ended December 31, 2003.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

     Action will be taken at the Annual Meeting for the election of five Class III directors each to serve for a three-year term. Notwithstanding the foregoing terms, each director will serve until his or her successors have been duly elected and qualified.

     The Company’s Articles of Incorporation provide that the Board of Directors shall be divided into three Classes: Class I, Class II, and Class III, which shall be as nearly equal in number as possible. When the Company was incorporated in 2001, each Class I director was elected to an initial term of one year, each Class II director was elected to an initial term of two years and each Class III director was elected for an initial term of three years. Upon the expiration of these initial terms, the directors of each Class will be elected for terms of three years, and each director will serve until the election and qualification of his or her successor or until his or her earlier resignation, death or removal from office.

     In accordance with the Company’s Articles of Incorporation, all Class III directors are up for election. The Board of Directors has nominated Douglas T. Daviston, David LaGuardia, Theo D. Mann, James Van S. Mottola and Jennifer J. Thomasson for election as Class III directors for terms expiring at the 2007 annual shareholder meeting.

     The Company’s bylaws provide that the Board shall consist of not less than five nor more than twenty-five directors. The number of directors may be fixed or changed from time to time, within the minimum and maximum, by the shareholders by the affirmative vote of the majority of the issued and outstanding shares entitled to vote in an election of directors, or by the Board of Directors by the affirmative vote of a majority of the directors then in office.

     If a proxy is executed in any manner unless it is marked to withhold authority to vote for the election of a particular director, the persons named in the enclosed proxy form will vote such proxy for the election of each of the nominees listed below, reserving, however, full discretion to cast votes for other persons if any nominee is unable or unwilling to serve. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve if elected.

Information Concerning the Nominee Directors

     The table and text below set forth certain information about the nominees, including such nominee’s age (as of January 1, 2004), position with the Company and the Bank, and principal employment for the past five years.

NAME	AGE	CLASS	POSITION WITH COMPANY
Douglas T. Daviston	62	III	Director
David LaGuardia	43	III	Director
Theo D. Mann	53	III	Director
James Van S. Mottola	50	III	Director & Chairman of the Board
Jennifer J. Thomasson	40	III	Director

     Douglas T. Daviston — Mr. Daviston has served as owner and CEO of McKoon Funeral Home since 1986. He is managing partner of Forest Lawn Memorial Park. He is also owner of M&T Properties which is engaged in real estate. He is owner of West Georgia Crematory. He was the 1995-1996 President of the

Georgia Funeral Directors Association. He has served as Advisory Board member of First South Bank, Board of Trustees member of Emory Peachtree Regional Hospital, Finance Committee at the First Baptist Church of Newnan, Board member of the Newnan-Coweta Chamber of Commerce, and Chairman of Leadership Coweta. He is currently a member of the First Baptist Church of Newnan, The Georgia Funeral Directors Association, Kiwanis Club of Newnan and various other civic and community organizations. After serving in the Army, Mr. Daviston attended the Kentucky School of Mortuary Science in 1967. Mr. Daviston has been a director of the Bank since 1999 and a director of the Company since 2001.

     David LaGuardia — Mr. LaGuardia co-founded AnestheCare, Inc. (an anesthesia billing company) in 1984 and currently serves as Vice President thereof. Mr. LaGuardia also served as Chief Financial Officer and a nurse anesthetist at Richard LaGuardia, P.C. from 1982 to 1984. Mr. LaGuardia founded Out-Med, LLC (a company engaging in various businesses) in 1995 and currently serves as President thereof. Mr. LaGuardia is an owner in several businesses: AnestheCare, Inc., Out-Med, LLC, Entrust, Inc. (real estate management), Happy Valley Development Corp. (real estate development), Pyramid Anesthesiology Group, Inc. (provides anesthesia billing and management services), Lower Fayetteville Ventures, Inc. (real estate partnership), Marquis Theatre Group, Inc. (real estate development) and Parkway Ventures, Inc. (real estate investment). He is a certified nurse anesthetist and serves on numerous boards, including those of Coweta Vision 2020, Coweta Community Foundation, Pyramid Medical Management Group, Inc. and Georgia Rehabilitation Center. He received an associate degree from Macon Junior College, attended Mercer University and graduated from the Montgomery School of Anesthesia in Pennsylvania. As a director of Newnan Coweta Bank, Mr. LaGuardia serves on the Audit Committee, the Technology Committee and the Compensation Committee, and serves as Chairman of the Business Development Committee. Mr. LaGuardia has been a director of the Bank since 1999 and a director of the Company since 2001.

     Theo D. Mann — Mr. Mann has served as President, Director and a shareholder of the law firm of Mann & Wooldridge, PC for the past twelve years. He has been a practicing attorney for over 29 years and serves on the U.S. Bankruptcy Court Panel of Trustees. Mr. Mann has been and/or is involved in the following businesses in the following capacities: President, Director and shareholder in 28 Jackson St., Inc. (real estate investment); Secretary, Director and shareholder in Happy Valley Development Corp. (real estate development); Assistant Secretary and shareholder in Flat Shoals, Inc. (real estate development); partner in Lake Coweta Associates (real estate development); Secretary/Treasurer and Director of Marco Polo Associates, Inc. (real estate); Member-manager of Out-Med, LLC (various businesses); and Director and Assistant Secretary of Peachtree Factory Center, Inc. (outlet mall development). He is a member of the Newnan Rotary Club, First Baptist Church, 21st Century Coweta and is active in many other civic and community activities. From 1985 to 1995, Mr. Mann was an Advisory Director to Citizens & Southern National Bank/NationsBank in Newnan. Mr. Mann is a graduate of Newnan High School, Georgia Institute of Technology (B.I.E.) and The University of Georgia (J.D.). Mr. Mann has been a director of the Bank since 1999 and a director of the Company since 2001.

     James Van S. Mottola - Mr. Mottola has served as President and Qualifying Broker for Parks & Mottola, Inc. (a real estate company) since it was organized in 1985. Mr. Mottola served on the Board of Directors of the Bank of Coweta from 1988 until February, 1999. Mr. Mottola was an organizing member of 21st Century Coweta, serves on the Board of Directors for Carroll Technical Institute, and is active in numerous other civic organizations. Mr. Mottola has been and/or is involved in the following businesses in the following capacities: President of Happy Valley Development Corp. (real estate development); Secretary of Orchard Hills Golf, Inc. (golf course); Member-Manager and Member of the Executive Committee of Out-Med, LLC (various businesses); Manager of Downtown Preservation Properties, LLC (real estate development); Secretary of Marquis Theatre Group, Inc. (real estate development); Secretary of Rocky Branch, Inc. (real estate development); Secretary of Rocky Branch II, Inc. (real estate development); Secretary of Flat Shoals, Inc. (real estate); President of Parkway Ventures, Inc. (real estate); President of Newnan By-Pass Associates, Inc. (real estate); and President of T-Shirts & More, Inc. (a retail t-shirt store). Mr. Mottola is a graduate of The University of Georgia and serves as a member of the Board of Trustees of Clayton College and State University. Mr. Mottola has been a director of the Bank since 1999 and a director of the Company since 2001.

     Jennifer J. Thomasson - From 1993 until 2001, Ms. Thomasson was employed by Myrtle Holdings, Inc., where her responsibilities included administering employee payroll, payroll taxes and employee benefits, and writing sales proposals for the company. She currently serves as Secretary of the company. In 2001, Ms. Thomasson participated in the formation of JJT, LLC, through which she purchased a franchise location of Huntington Learning Center, where she currently serves as Regional Director.

     The Board of Directors recommends a vote FOR the five nominees described above as directors of the Company.

Information Concerning the Incumbent Directors

     The table and text below set forth certain information about the Company’s incumbent directors, including such director’s age (as of January 1, 2004), position with the Company and the Bank, and principal employment for the past five years.

NAME	AGE	CLASS	POSITION WITH COMPANY
Joe S. Crain, Jr.	38	I	Director
Otis F. Jones, III	38	I	Director
James B. Kimsey	51	I	Director, President, Chief Executive Officer
Dennis H. McDowell, II	32	I	Director
Melvin Samuels	52	I	Director
Robert E. Cordle, Jr.	47	II	Director
Bob B. Mann, Jr.	50	II	Director
J. Walker Moody	60	II	Director
Donald L. Sprayberry, Jr.	45	II	Director
Woodie T. Wood, Jr.	42	II	Director

     Robert E. Cordle, Jr. - Mr. Cordle is a partner of the accounting firm Tidwell, DeWitt, LLC. He has 20 years of public accounting experience with expertise in business consulting, business development and estate planning and preservation. Mr. Cordle is a member manager of Out-Med LLC and formerly served as the chairman of 21st Century Coweta. Mr. Cordle is a current member of the Newnan Development Authority and he is an active deacon of the First Baptist Church of Newnan. Mr. Cordle has been a director of the Bank since 2001 and a director of the Company since 2001.

     Joe S. Crain, Jr. - Since June 8, 1988, Mr. Crain has served as Vice President of Crain Oil Company, Inc. He is also President and part owner of Joe S. Crain, Jr., Inc., a transport and equipment company, and President and/or part owner of three businesses which are engaged in real estate investment: Drifters, Inc. (convenience stores), KMS Properties, LLC (residential), and Texas T, Inc. (convenience stores). He is an active member of the Newnan Rotary Club, Jaycees, Newnan-Coweta Chamber of Commerce and First United Methodist Church. He is a graduate of Newnan High School and Valdosta State University, and has attended marketing courses offered through Phillips Petroleum. Mr. Crain has been a director of the Bank since 1999 and a director of the Company since 2001.

     Otis F. Jones, III - Since 1989, Mr. Jones has been employed with Matrix Insurance Agency and he has served as a partner in Matrix Insurance Agency since 1995. Mr. Jones was awarded Accredited Advisor of Insurance (AAI) designation in 1993. Mr. Jones is active in Central Baptist Church, served as past president of both the Newnan Rotary Club and Newnan High School Booster Club. He is currently vice-chairman of Newnan Housing Authority. He is a graduate of Newnan High School and The University of Georgia. Mr. Jones has been a director of the Bank since 1999 and a director of the Company since 2001.

     James B. Kimsey - Mr. Kimsey serves as the President and Chief Executive Officer of the Bank. Mr. Kimsey has been a banking professional for over 23 years. From January 1997 to March 1999, Mr. Kimsey served as the Senior Vice President and Senior Loan Officer for the Bank of Coweta. He was President of the Community Banking Group of First Union National Bank from July 1993 to January 1997. Since 1998, Mr. Kimsey has been a shareholder in Golfview Associates, Inc. (real estate investment). Mr. Kimsey has served as an officer of Home Federal in Macon, Georgia, and as a senior officer of Georgia Federal Bank, First Union Bank and Bank of Coweta. Mr. Kimsey’s civic and community involvement include serving as an organizing member of 21st Century Coweta, serving on the board of trustees for United Way and serving on the board of trustees for the Newnan Historical Society. Mr. Kimsey graduated from Mercer University with a BA degree in 1974. He also attended the Institutes School of Banking and Marketing at the University of North Carolina at Chapel Hill in 1976 and has attended numerous credit and banking programs. Mr. Kimsey also serves on the Board of Directors for the Summit YMCA and the State YMCA Board, the Board of Directors for the Newnan Country Club, Board of Directors for the Work Force Investors and the Board of Directors for Emory University Urology. He is an active member of Central Baptist Church of Newnan. Mr. Kimsey has been a director of the Bank since 1999 and a director of the Company since 2001.

     Dr. Bob Baker Mann, Jr. - Since July 1984, Dr. Mann has been engaged in the practice of urology with the PAPP Clinic group, where he served as President from 1997 to 2000. Since 1987, Dr. Mann has been a stockholder in PARE Corporation and Happy Valley Development Corp., both of which engage in real estate. Dr. Mann is a current member of the Board of Trustees of Newnan Hospital and a member of Central Baptist Church. Dr. Mann graduated from Emory University in 1975 and graduated from Emory Medical School in 1979. Dr. Mann has been a director of the Bank since 1999 and a director of the Company since 2001.

     Dennis H. McDowell, II — Mr. McDowell is President of McDowell Construction, which specializes in residential construction. His firm has built over 200 homes in the last eleven years. Mr. McDowell resides in Carrollton, Georgia with his family. Mr. McDowell has been a director of the Bank since 2001 and a director of the Company since 2001.

     J. Walker Moody - Mr. Moody developed Orchard Hill Golf Club in 1990 and continues to serve as President, General Manager of Operations, and part owner thereof. He is a member of the Newnan-Coweta Chamber of Commerce, 21st Century Coweta and is a member of Central Baptist Church. Mr. Moody is also an owner in Lower Fayetteville Ventures, Inc. (real estate development) and Out-Med, LLC (various businesses). He is also a graduate of The University of Georgia. Mr. Moody has been a director of the Bank since 1999 and a director of the Company since 2001.

     Melvin Samuels - Mr. Samuels has served as Manager of the Newnan office of the Department of Labor since 1994. He has been with the Department of Labor since April 1977, and is active in several local and state committees including the Coweta County Employer Committee, the Business Education Community Partnership for the Chattahoochee-Flint Regional Development Committee and Coweta Vision 20/20. Mr. Samuels currently serves as Chairman of the Board for New Hope Children’s Village in Carrollton. Mr. Samuels is a graduate of West Georgia College in Carrollton, Georgia. Mr. Samuels has been a director of the Bank since 1999 and a director of the Company since 2001.

     Donald L. Sprayberry, Jr. - Mr. Sprayberry has served as Vice President of Sprayberry’s, Inc. (a restaurant) for the past 18 years. From June 1980 to June 1982, Mr. Sprayberry was a staff accountant with Mauldin & Jenkins, CPAs. He is a Trustee and member of the Board of Directors of Newnan Hospital and a member of the Newnan Coweta Chamber of Commerce and is a member of the First Methodist Church. Mr. Sprayberry is a graduate of The University of Georgia. Mr. Sprayberry has been a director of the Bank since

1999 and a director of the Company since 2001.

     Woodie T. Wood, Jr. - Mr. Wood has served as President and has been the owner of Wood Properties & Investments, Inc. (real estate investment) since its inception in 1985. His real estate properties include apartments, single-family homes, office buildings and shopping centers. He served as Coweta County Deputy Sheriff from 1979 until 1985. Mr. Wood serves on the Business Occupation Tax Rate and Review Appeals Board, is a member of the Newnan Board of Realtors, a member of The Georgia Cattleman’s Association, and is involved in numerous other civic and professional organizations. He is a graduate of Newnan High School, attended West Georgia College and graduated from Clayton County Police Academy. Mr. Wood has been a director of the Bank since 1999 and a director of the company since 2000.

CORPORATE GOVERNANCE AND BOARD MATTERS

Meetings and Committees of the Board of Directors

     The Board of Directors of the Company held one meeting during the fiscal year ended December 31, 2003. The Board of Directors of Newnan Coweta Bank held twelve meetings during the 2003 fiscal year. Each director of the Company and the Bank, with the exception of Douglas T. Daviston, attended at least 75% of the total number of meetings held by the Boards of Directors of the Company and the Bank and the committees on which each such director served during 2003. It is the policy of the Company that all directors attend the Company’s annual meetings. All directors attended the 2003 Annual Meeting.

     The Company’s Board of Directors has one standing committee, the Audit Committee. The Bank’s Board of Directors has six standing committees: the Loan Committee; the Investment Committee; the Business Development and Marketing Committee; the Technology Committee; the Compensation Committee; and the Long Range Planning Committee. Each committee is described below.

     Audit Committee. The Audit Committee of the Company, which consists of Donald L. Sprayberry, Jr., Theo D. Mann, David LaGuardia, Melvin Samuels and Robert E. Cordle, Jr., reviews the financial affairs of the Company with the Company’s independent auditors, including a review of the accounts of the Company and the overall financial condition of the Company. The Audit Committee also examines the Company’s internal controls to determine whether adequate safeguards are in place and meets with internal and external auditors on a regular basis to supervise the audit function and the hiring of audit personnel, and to ensure that all audit personnel are fully qualified to audit the activities of the Company and the Bank. The Audit Committee also monitors management’s efforts to correct any noted deficiencies. A copy of the Audit Committee Charter, as adopted by the Company’s Board of Directors in 2002, is attached as Appendix A to the Company’s 2003 proxy statement, as filed with the SEC on April 29, 2003.

     The members of the Audit Committee are “independent directors”, as the term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards, within the requirements of the Audit Committee Charter. The Audit Committee does not have an “audit committee financial expert,” as defined by SEC rules. However, the Board believes that the current members of the Audit Committee, as a whole, based on their experiences and backgrounds, are qualified to effectively carry out the duties and responsibilities of the Audit Committee. Each Audit Committee member has significant experience in accounting and audit functions, internal controls and budget preparation. All Audit Committee members serve or have served in positions with significant financial oversight responsibilities and have an understanding of generally accepted accounting principles and financial statements. The Audit Committee meets on a monthly basis and met eleven times in 2003.

     Compensation Committee. The Compensation Committee of the Bank, which consists of Otis F. Jones, III, James B. Kimsey, James Van S. Mottola and David LaGuardia, monitors and approves the Company’s and the Bank’s salary administration. The Compensation Committee meets on an “as needed” basis and met two times during 2003.

     Loan Committee. The Loan Committee of the Bank, which consists of James Van S. Mottola, Joe S. Crain, Jr., Walker Moody, James B. Kimsey and Dennis H. McDowell, II, functions to ensure that policies are developed to govern lending activities and to ensure that these activities are conducted in accordance with these policies. The Loan Committee reviews loans that are $25,000 and above previously approved by bank management and approves loans over $750,000. The Loan Committee ensures that procedures are in place to identify problems early, recognize adverse trends, take appropriate corrective action and maintain an adequate allowance for loan and lease loss. The Loan Committee met twelve times in 2003.

     Investment Committee. The Investment Committee of the Bank, which consists of Dr. Bob B. Mann, Jr., Donald Sprayberry, Jr., Douglas T. Daviston and James B. Kimsey, functions to ensure policies are developed to oversee the investment and balance sheet management system and to ensure funding sources are adequate. The Investment Committee sets interest rate risk parameters, investment parameters and limits for the Bank, and takes immediate corrective action to ensure the capital adequacy, liquidity and interest rate risk position of the Bank. The Investment Committee met ten times in 2003.

     Business Development & Marketing Committee. The Business Development & Marketing Committee of the Bank, which consists of David LaGuardia, Woodie T. Wood, Jr., Otis Jones, III, James B. Kimsey and Jennifer Thomasson, functions to evaluate business and service opportunities within the bank’s delineated market. The committee identifies prospects and approaches for obtaining new business. In addition, the committee reviews and approves the Bank’s marketing and advertising plan and assists in identifying new methods to promote the Bank, either through community involvement or direct financial participation. The Business Development & Marketing Committee meets on an “as needed” basis and did not meet in 2003.

     Technology Committee. The Technology Committee of the Bank, which consists of Joe S. Crain, Jr., James B. Kimsey, David LaGuardia, James Van S. Mottola and Jennifer Thomasson, approves software and hardware purchases over $2,500 and works with the Board of Directors of the Bank on other computer related purchases. The Technology Committee plans network related expansions and upgrades, reviews the disaster recovery and audit test plan and procedures and periodically reviews the security procedures for the Bank’s network, workstations and software packages. The Technology Committee also reviews reports on system security. The Technology Committee met two times in 2003.

     Long Range Planning Committee. The Long Range Planning Committee of the Bank, which consists of Theo D. Mann, Joe S. Crain, Jr., Woodie T. Wood, Jr. and James B. Kimsey, functions as an advisor to Bank management regarding long-range planning issues, including branch sites and products and services. The Long Range Planning Committee met two times in 2003.

Board Independence

     The Board has determined that each of its members, other than James B. Kimsey, the Company’s President and Chief Executive Officer, is an “independent director” within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards, as currently in effect.

Nomination of Directors

     The Company does not have a Nominating Committee and has no written charter related to the nomination process. Director selection and review is conducted by the entire Board of Directors on an as-needed basis. The Company believes that this is adequate for a small community financial institution. The Company believes that the directors, acting as a group, are capable of evaluating the performance of the current Board, the qualifications of proposed director nominees and of determining the need for additional directors. As the company grows, however, the Company may reconsider this and establish a nominating committee. The Company’s nominating process is described below.

     It is the policy of the Board of Directors to seek and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company. The Board seeks a diverse group of candidates who possess the background, skills and expertise to make significant contributions to the Board, the Company and its shareholders. Desired qualifies to be considered include:

     Experience (in one or more of the following)

•	High-level leadership experience in business or administrative activities;

•	Breadth of knowledge about issues affecting the Company and its subsidiaries;

•	The ability and willingness to contribute special competencies to Board activities; and

•	The ability to read and understand financial statements.

     Personal Attributes

•	Personal Integrity;

•	Loyalty to the Company and concern for its success and welfare;

•	Willingness to apply sound and independent business judgment;

•	Awareness of a director’s vital role in the company’s good corporate citizenship and its corporate image;

•	Availability for meetings and consultation on Company matters;

•	Contacts within the community; and

•	The willingness to assume Board and fiduciary responsibilities.

     Qualified candidates for membership on the Board will be considered without regard to race, color, religion, sex, ancestry, national origin or disability.

     Nomination by the Board. In the case of incumbent directors whose terms are set to expire, the remaining directors on the Board will review such directors’ overall service to the Company during their term, including the number of meetings attended, their level of participation, the quality of their performance and any transactions between such directors and the Company during their term in determining whether or not such incumbent directors should be nominated for reelection to the Board. In the case of new director candidates, the Board will seek candidates meeting the criteria set forth above from the Board’s network of contacts. If and when deemed appropriate by the Board, a professional search firm may also be utilized to identify qualified candidates.

     Nominations by Shareholders. The Board will consider director candidates recommended by shareholders provided the following procedures are followed by shareholders in submitting recommendations:

•	Shareholder nominations must be delivered in writing to the Secretary of the Company;

•	Submissions must include sufficient biographical information regarding the recommended candidate including age, his or her employment history for at least the previous five years (including employer names and a description of their business) and such person’s other board memberships, if any; and

•	The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders.

     Submissions should be delivered to the Secretary of the Company not less than 60 days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the prior year’s annual shareholders meeting. Any submissions received after such date will not be considered until the following year’s annual shareholder meeting.

     The Board does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a shareholder or not.

Shareholder Communications with the Board

     The Board of Directors has implemented a process for shareholders to send communications to the Board. Shareholders who wish to communicate directly with the Board of Directors or any particular director(s) should deliver any such communications in writing to the Secretary of the Company at the address on page 1 of this document. The Secretary will compile any communications he or she receives from shareholders and deliver them periodically to the Board or the specific director(s) requested. The Secretary of the Company will not screen or edit such communications, but will deliver them in the form received from the shareholder.

Code of Ethics

     The Company has adopted a “Code of Ethics for Chief Executive Officers and Senior Financial Officers,” which provides ethical standards for the Chief Executive Officer and the senior financial officers of the Company, that are in addition to the code of conduct previously adopted by the Company and the Bank, that applies to all employees, including their respective executive officers and directors. A copy of the Code of Ethics has been filed as Exhibit 14 to the Company’s Annual Report on Form 10-KSB filed with the SEC on March 30, 2004. In the event that the Company makes any amendment to, or grants any waiver from, a provision of the Code of Ethics that requires disclosure under applicable SEC rules, the Company will disclose such amendment or waiver and the reasons therefor.

Family Relationships Among Directors and Officers

     Mr. Theo D. Mann and Dr. Bob B. Mann, Jr., both serving as directors of the Company and the Bank, are third cousins. There are no other family relationships between any director or executive officer of the Company or the Bank and any other director or executive officer of the Company or the Bank.

EXECUTIVE OFFICERS

     Executive officers of the Company and the Bank are appointed by the Board of Directors of the Company and the Board of Directors of the Bank, respectively, and hold office at the pleasure of the respective Board. The executive officers of the company and the Bank are as follows:

Name	Positions
James B. Kimsey	President and Chief Executive Officer of the Company and the Bank
Ann B. Bledsoe	Chief Financial Officer and Treasurer of the Company and the Bank
Karen P. Duffey	Senior Vice President and Secretary of the Company and the Bank
Allan C. Payton	Senior Vice President and Chief Lending Officer of the Bank

     Biographical information for Mr. Kimsey is described in “Election of Directors,” above.

     Ann B. Bledsoe, age 53, has served as Senior Vice President and Chief Financial Officer of the Company and the Bank since 2000. Prior to joining the Company and the Bank, Ms. Bledsoe served as the Chief Executive Officer of Citizens National Bank, Valley, Alabama. Her banking career has spanned thirty-four years, serving in various positions with Valley National Bank, Lanett, Alabama where she served as Executive Vice President from 1992 thru 1995. Ms. Bledsoe holds a Bachelor of Business Administration from Auburn University and graduated from the Graduate School of Banking of the South at Louisiana State University. She currently serves as the Board Chair of the Girl Scouts of Pine Valley Council, Inc., Griffin,

Georgia. She is a former member of the West Point Rotary Club, and various other civic organizations.

     Karen P. Duffey, age 38, has served as Secretary of the Company and Bank since 2000. She was promoted to Senior Vice President in 2003. Ms. Duffey’s prior work experience includes thirteen years at the Bank of Coweta. She attended West Georgia College and lives in Newnan, Georgia with her family.

     Allan C. Payton, age 46, has served as Senior Vice President and Chief Lending Officer of the Bank since 2001, coming to the bank with eighteen years of banking experience. Prior to joining the Bank, Mr. Payton served as Senior Vice President of Commercial Banking at Century South Bank, Vice President of Commercial Lending at Farmers & Merchants Bank, Vice President of Commercial Banking at Peachtree National Bank and Vice President and Manager of the Business Banking Group at Tucker Federal Bank. He holds a Bachelor of Science in Political Science/Minor in Management from State University of West Georgia. Currently Mr. Payton serves on the Coweta County Board of Education. He is a native of Newnan, Georgia and attends Crossroads Church in Sharpsburg, Georgia.

AUDIT COMMITTEE REPORT

     The following Audit Committee Report is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this report shall not be deemed “soliciting materials,” filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

     The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ending December 31, 2003 with the Company’s management. The committee has also discussed with McNair, McLemore, Middlebrooks & Company, LLP, the Company’s independent auditors, the matters required to be discussed by SAS 61.

     The Audit Committee has received the written disclosures and the letter from McNair, McLemore, Middlebrooks & Company, LLP required by Independence Standards Board Standard No.1 and has discussed with McNair, McLemore, Middlebrooks & Company, LLP its independence.

     Based on the above review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ending December 31, 2003.

The Audit Committee

Donald L. Sprayberry, Jr.
Theo D. Mann
David LaGuardia
Melvin Samuels
Robert E. Cordle, Jr.

RELATED PARTY TRANSACTIONS

     Certain of the directors and executive officers of the Company, members of their families and companies or firms with which they are associated, were customers of and had banking transactions with Newnan Coweta Bank in the ordinary course of business during fiscal year 2003, and such transactions are expected to continue in the future. All loans and commitments to loan included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of management, did not involve more than a normal risk of collectibility or present other unfavorable features. None of such loans outstanding to directors or officers of the Company, members of their families or companies or firms with which they are associated was non-performing as of December 31, 2003. Total loans outstanding to all directors and executive officers of the Company and the Bank, or affiliates of such persons (including members of the immediate families of such persons or companies in which such persons had a 10% or more beneficial interest), amounted to an aggregate of $4,167,335 at December 31, 2003.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

     The following table sets forth information with respect to all compensation, including bonuses, stock option awards and other payments, paid or accrued for each of the last three fiscal years for James B. Kimsey, the Company’s President and Chief Executive Officer.

Summary Compensation Table

						Long Term Compensation
			Annual Compensation		Awards		Payouts
						Securities
Name and				Other	Restricted	Underlying
Principal				Annual	Stock	Options/	LTIP	All Other
Position	Year	Salary	Bonus	Compensation	Award(s)	SARs(#)	Payouts	Compensation
James. B. Kimsey,
President & CEO	2003	$165,350	$10,000	$0	$0	0	$0	$3,694	(1)
	2002	$160,685	$0	$0	$0	0	$0	$2,964	(1)
	2001	$160,176	$0	$0	$0	22,500	$0	$2,964	(1)

(1)	Includes club dues.

Stock Option Grants and Related Information

     The following table sets forth the details of options granted to James B. Kimsey, the Company’s President and Chief Executive Officer, during 2003. No options were exercised by Mr. Kimsey in 2003. The second table in this section shows the value of Mr. Kimsey’s unexercised options.

Option/SAR Grants in Last Fiscal Year

	Number of	% of Total
	Securities	Options/SARs
	Underlying	Granted to
	Options/SARs	Employees in	Exercise or Base	Expiration
Name	Granted (#)	Fiscal Year	Price ($/Sh)	Date
James B. Kimsey	22,500	50%	$10.00	April 11, 2012

Aggregated Option Exercises in Last Fiscal Year
And Fiscal Year-end Option Values

	Number of Securities		Value of Unexercised
	Underlying Unexercised		In-the-Money Options at
	Options at Fiscal Year-end		Fiscal Year-end
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
James B. Kimsey	18,000	4,500	$36,000	$9,000

(1)	Mr. Kimsey did not exercise any options during 2003.

(2)	The options vest and become exercisable in five equal annual installments beginning on the date of grant. Upon the occurrence of certain events resulting in a change of control of the Company or certain major corporate transactions, the options become fully vested and exercisable, subject to certain exceptions and limitations. See “Employment Contracts, Termination of Employment and Change-in-Control Arrangements.”

(3)	The options have an exercise price of $10.00 per share and the fair market value of the Common Stock at the close of business on December 31, 2003 was $12.50 per share based on the price of the last trade of which management is aware as of such date.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

     On March 7, 2000, the Bank entered into an employment agreement with James B. Kimsey to employ Mr. Kimsey as the President and Chief Executive Officer of the Bank for an initial term of three years (the “Kimsey Employment Agreement”). The term shall be automatically extended for an additional year at the end of each year during the term of the Kimsey Employment Agreement unless either party shall have served written notice upon the other party of its intention that the agreement will not be extended at least six months before the date on which the agreement would have been automatically extended for an additional year. As President and Chief Executive Officer, Mr. Kimsey shall receive from the Bank a compensation package equal to $150,000 which shall include an annual base salary and employee benefits. The annual base salary shall be paid by the Bank in equal periodic installments. Thereafter, his salary will be reviewed by the Board of Directors of the Bank annually and Mr. Kimsey will be entitled to receive annually an increase (but in no event a decrease) in such amount as may be determined by the Board of Directors of the Bank.

     Mr. Kimsey is entitled to incentive compensation based on the terms of any bonus and incentive plans that have been approved by the Board of Directors which shall be based on meeting or exceeding the attainment of certain business goals to be established by the Board. No incentive bonus shall be paid without the prior approval of the Georgia Department of Banking and Finance.

     Mr. Kimsey shall also be provided with health, life, and disability insurance, retirement benefits, membership in social, professional, and civic clubs, a car allowance and such other benefits as may be provided by the Board of Directors and selected by Mr. Kimsey. He will be entitled to reimbursement for reasonable business expenses incurred by him in the performance of his duties for the Bank as approved from time to time by the Board of Directors.

     During 2001, Mr. Kimsey was granted incentive stock options with a duration of ten (10) years to purchase 22,500 of the Common Stock of the Bank at a per share exercise price equal to ten dollars ($10.00). The stock option plan provides: (1) that the options will not be transferable; (2) that in the event that the Bank’s capital falls below the minimum requirements, as determined by the Department or the FDIC, the FDIC shall be allowed to direct the Bank to require Mr. Kimsey to exercise or forfeit his rights under the plan; and that (3) after termination as an active officer, employee or director, Mr. Kimsey’s stock options under the plan must be exercised or shall expire within ninety days after his termination as an active officer, employee or director.

     Commencing on the first anniversary of the date of grant and on each subsequent anniversary, the options shall vest at the rate of twenty percent (20%) per year. Mr. Kimsey’s stock option agreement provides that the vesting period for the options shall be shortened to three years in the event of a change in control of the Bank as shall be defined in the stock option agreement and shall fully vest upon the termination of Mr. Kimsey without cause as shall be defined in the agreement or upon his death or total disability as shall be defined in the agreement.

     If the Kimsey Employment Agreement is terminated for cause, Mr. Kimsey will be entitled only to his salary and other amounts due to him from the Bank through the date of termination. If Mr. Kimsey’s employment is terminated without cause, he shall be paid severance compensation in an amount equal to his annual base salary then in effect and any other amounts owing to him by the Bank at the time of termination. The severance package shall be paid over a 12-month period in installments and intervals as if he had remained employed.

     In the event of a change in control of the Bank, and, if as a result, Mr. Kimsey is terminated, except for cause, or he has a detrimental change in duties or salary as shall be defined in the Kimsey Employment Agreement, then he shall receive a severance package equal to 150% of his annual base salary then in effect and any other amounts owing to him at the time of such termination date. This amount shall be paid in a lump sum within 14 days following the date of his termination or resignation.

     Upon Mr. Kimsey’s termination by reason of death, the Kimsey Employment Agreement provides that Mr. Kimsey’s estate shall be paid the amounts due to him at the time of his death. Upon Mr. Kimsey’s termination as a result of total disability, as defined in the Kimsey Employment Agreement, the Kimsey Employment Agreement may provide that, after a period of disability of 120 days in any consecutive 12-month period, his compensation may be terminated, and he would be paid in accordance with any long-term disability plan that the Bank may have in effect at that time. However, the Bank may provide disability insurance to cover Mr. Kimsey during any part of such disability and the Bank’s obligations for the executive compensation for such period shall be reduced by the amount of any insurance proceeds.

     The Kimsey Employment Agreement provides that in the event of Mr. Kimsey’s termination from employment by the Bank, Mr. Kimsey will not work for a competing banking business at any location within Coweta County for a period of twelve (12) months. The Kimsey Employment Agreement also restricts Mr. Kimsey from soliciting customers within such area for a period of 12 months following his termination and it restricts him from soliciting employees during such 12-month period. The Kimsey Employment Agreement also has provisions protecting the Bank’s interest in its confidential and proprietary information.

Director Compensation

     The Bank began paying monthly director fees in October 2002, after achieving cumulative profitability. In 2003, each director received director’s fees as a retainer to serve as director. In addition, each director who was a member of a committee received committee fees for each committee meeting attended. All directors of the Bank who contributed seed money were granted warrants to purchase the number of shares of the Bank’s common stock equal to the amount of seed money contributed by such director divided by ten. A total of 40,000 warrants were granted to directors, all dated December 21, 1999. Each warrant granted the holder the right to purchase one share of the Bank’s common stock for $10. The warrants were assumed by the Company when the Bank reorganized into a holding company structure. They expire in 2010 and are fully vested.

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

Independent Public Accountants

     McNair, McLemore, Middlebrooks & Company, LLP has been selected by the Board of Directors to serve in the capacity of independent public accountants for the 2004 fiscal year. The Company has been advised that no member of McNair, McLemore, Middlebrooks & Company or any of its associates have any financial interest in the Company or the Bank. A representative of McNair, McLemore, Middlebrooks & Company will be available at the Annual Meeting to respond to questions or make a statement on behalf of the independent public accountants.

     Effective as of April 14, 2003, the Company’s Audit Committee dismissed Mauldin & Jenkins, LLC as its auditor and engaged McNair, McLemore, Middlebrooks & Company, LLP, as its new independent auditor for the fiscal year ending December 31, 2003. The purpose of this action was to allow the Company to engage Mauldin & Jenkins, LLC for non-audit services that are not permitted by the Company’s outside auditor under new rules promulgated by the SEC.

     The reports of Mauldin & Jenkins, LLC on the Company’s financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     There were no disagreements with Mauldin & Jenkins, LLC during the Company’s two most recent fiscal years on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Mauldin & Jenkins, LLC, would have caused Mauldin & Jenkins, LLC to make reference to any such matters in its reports. During the fiscal years ended December 31, 2002 and December 31, 2003, there were no “reportable events” to describe as specified in Item 304(a)(1)(iv)(B) of Regulation S-B.

     A copy of the letter from Mauldin & Jenkins, LLC dated April 14, 2003, stating whether it agrees with the above statements, is filed as Exhibit 16.1 to the Current Report on Form 8-K/A filed by the Company on April 17, 2003, and is incorporated herein by reference.

     On April 14, 2003, the Company’s Audit Committee engaged McNair, McLemore, Middlebrooks & Company, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2003, to audit the Company’s financial statements. During the Company’s two most recent fiscal years, the Company did not consult McNair, McLemore, Middlebrooks & Company, LLP on any matter requiring disclosure under Item 304(a)(2) of Regulation S-B.

     Although not formally required, the Board of Directors has directed that the appointment of the independent auditors of the Company be submitted to the shareholders for ratification as a matter of sound corporate practice. If the shareholders do not ratify the appointment of McNair, McLemore, Middlebrooks & Company, LLP, the appointment of the independent auditors will be reconsidered by the Board of Directors. Even if the shareholders ratify the appointment, the Board of Directors, in its sole discretion, may still direct the appointment of new independent auditors at any time during the 2004 fiscal year if the Board of Directors believes that such a change would be in the best interests of the Company.

     The Board of Directors recommends that the shareholders vote FOR the ratification of the appointment of McNair, McLemore, Middlebrooks & Company, LLP as the Company’s independent public accountants.

Audit Fees

     The aggregate fees billed to the Company for professional services rendered by McNair, McLemore, Middlebrooks & Company, LLP for the audit of the Company’s consolidated annual financial statements and review of the financial statements included in the Company’s quarterly reports on Form 10-QSB were $43,116 for fiscal 2003. The aggregate fees billed by Mauldin & Jenkins, LLC for similar services were $34,155 for fiscal 2002. The Audit Committee of the Board of Directors of the Company has considered whether the provision by McNair, McLemore, Middlebrooks & Company, LLP of the services covered under the captions “Audit Related Fees,” “Tax Fees” and “All Other Fees” below is compatible with maintaining the independence of McNair, McLemore, Middlebrooks & Company, LLP.

Audit-Related Fees

     Fees billed by McNair, McLemore, Middlebrooks & Company, LLP for audit-related services were $896 beyond those reported in the previous paragraph for fiscal 2003. The aggregate fees billed by Mauldin & Jenkins, LLC for audit-related fees were $18,783 for fiscal 2002. These fees relate to agreed upon procedures for internal audit, peer group comparisons and branch site selection and analysis.

Tax Fees

     The aggregate fees billed for professional services rendered by McNair, McLemore, Middlebrooks & Company, LLP for tax compliance, tax planning and tax advice were $4,429 for fiscal 2003. The aggregate fees billed for similar professional services rendered by Mauldin & Jenkins, LLC were $4,100 for fiscal 2002. These services included the preparation of the Company and Bank’s federal and state income tax returns, as well as the local and state property tax returns.

All Other Fees

     Fees billed for professional services rendered by McNair, McLemore, Middlebrooks & Company, LLP during fiscal 2003 were $1,090. No additional fees were billed by Mauldin & Jenkins, LLC during 2002, other than those reported in the three previous paragraphs.

VOTING REQUIREMENTS

     Under Georgia law and pursuant to the bylaws of the Company, the presence, in person or by proxy, of the holders of more than fifty percent of the outstanding Common Stock entitled to vote is necessary to constitute a quorum for purposes of shareholder action. For these purposes, shares which are present or represented by proxy at the Annual Meeting will be counted in determining whether a quorum has been constituted, regardless of whether the holder of the shares or the proxy abstains from voting on any particular matter or whether a broker with discretionary authority fails to exercise its discretionary voting authority.

     With regard to Proposal No. 1, the election of directors, votes may be cast for or votes may be withheld from each nominee. Directors will be elected by the affirmative vote of a majority of the shares represented at the Annual Meeting. Abstentions and broker non-votes (which occur if a broker or nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to a particular item) will be treated as not having been voted and will have no effect on the outcome of the election of directors. There are no cumulative voting rights with respect to the election of directors. With regard to Proposal No. 2, the ratification of independent public accountants, votes may be cast for or against the matter, or shareholders may abstain from voting on the matter. Approval of such matter requires the affirmative vote of at least a majority of the shares of Common Stock present or represented by proxy at the meeting and entitled to vote. Therefore, abstentions and broker non-votes will have the effect of votes against the approval of such matter.

     If no directions are specified in any duly signed and dated proxy card received by the Company, the shares represented by that proxy card will be counted as present for quorum purposes and will be voted by the named proxies FOR the election of the director nominees recommended by the Board of Directors, FOR the ratification of the appointment of McNair, McLemore, Middlebrooks & Company, LLP as the Company’s independent public accountants, and in accordance with the discretion of the named proxies on other matters properly brought before the Annual Meeting.

SHAREHOLDER PROPOSALS

     Any shareholder proposal intended to be presented at the 2005 Annual Meeting of Shareholders and to be included in the Company’s proxy statement and form of proxy relating to such meeting must be received by the Company no later than December 29, 2004. Any such proposal must comply in all respects with the rules and regulations of the SEC.

     For any proposal that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented directly at the Company’s Year 2005 Annual Meeting of Shareholders, management will be able to vote proxies in its discretion if the Company: (i) receives notice of the proposal before the close of business on March 16, 2005, and advises shareholders in the Year 2005 Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (ii) does not receive notice of the proposal prior to the close of business on March 16, 2005. Notices of intention to present proposals at the Year 2005 Annual Meeting should be addressed to Karen P. Duffey, Secretary, Newnan Coweta Bancshares, Inc., 145 Millard Farmer Industrial Boulevard, Newnan, Georgia 30263.

ANNUAL REPORT ON FORM 10-KSB

     A copy of the Company’s Annual Report on Form 10-KSB accompanies this Proxy Statement. The Annual Report on Form 10-KSB includes financial statements and any financial statement schedules, as filed with the SEC. Copies of exhibits to the Form 10-KSB are also available upon specific request and payment of a reasonable charge for reproduction. Such request should be directed to Newnan Coweta Bancshares, Inc., 145 Millard Farmer Industrial Boulevard, Newnan, Georgia 30263, Attention: Karen P. Duffey. If the person requesting exhibits to Form 10-KSB was not a shareholder of record on April 20, 2004, the request must include a representation that such person was the beneficial owner of the Common Stock on that date.

AVAILABLE INFORMATION

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, is required to file reports, proxy statements and other information with the SEC. Shareholders may inspect and copy such reports, proxy statements and other information at the Public Reference Room of the SEC at Room 1200, 450 Fifth Street, N.W., Washington, D.C. 20549. In addition, the SEC maintains a World Wide Web site on the internet at http://www.sec.gov that contains reports, proxies, information statements, registration statements and other information filed with the SEC through the Electronic Data Gathering, Analysis and Retrieval (“EDGAR”) system.

OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, it is the intention of the named proxies in the accompanying proxy to vote in accordance with their judgment on such matters.

By Order of the Board of Directors
JAMES B. KIMSEY
President and Chief Executive Officer
Newnan, Georgia
April 28, 2004

PROXY CARD

REVOCABLE PROXY
NEWNAN COWETA BANCSHARES, INC.
NEWNAN, GEORGIA

          PROXY SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 2, 2004

          The undersigned hereby appoints James B. Kimsey and Ann B. Bledsoe, or either of them, with individual power of substitution, proxies to vote all shares of Common Stock of Newnan Coweta Bancshares, Inc. (the “Company”) which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, June 2, 2004, beginning at 7:30 a.m. EDT, and at any adjournment or postponement thereof.

          SAID PROXIES WILL VOTE ON THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING AND PROXY STATEMENT AS SPECIFIED ON THIS CARD. IF A VOTE IS NOT SPECIFIED, SAID PROXIES WILL VOTE IN FAVOR OF ELECTION OF THE FIVE (5) DIRECTORS, THE RATIFICATION OF MCNAIR, MCLEMORE, MIDDLEBROOKS & COMPANY, LLP AS THE COMPANY’S INDEPENDENT AUDITOR, AND ON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF SHAREHOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF:

          1.       The five (5) directors listed below:

Withhold
Name/Class	For	Against	Authority

Douglas T. Daviston (Class III)	☐	☐	☐
David LaGuardia (Class III)	☐	☐	☐
Theo D. Mann (Class III)	☐	☐	☐
James Van S. Mottola (Class III)	☐	☐	☐
Jennifer J. Thomasson (Class III)	☐	☐	☐

2.	The ratification of McNair, McLemore, Middlebrooks & Company, LLP as the Company’s independent auditor:
	☐ For	☐ Against	☐ Abstain
3.	Such other business as may properly come before the Annual Meeting of Shareholders in accordance with the recommendations of the Board of Directors:
	☐ For	☐ Against	☐ Abstain

          Please mark, sign below, date and return this proxy promptly in the envelope furnished. Alternatively, you may fax this Proxy Card to Karen P. Duffey at (770) 683-6235. Please sign exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Dated: _________________________ , 2004.

Signature

Signature if held jointly

Please print or type name(s) as it
appears on stock certificate

Number of shares voted

☐     Please mark here if you plan to attend the Annual Shareholder Meeting in person.

Please Return This Proxy Card to:

NEWNAN COWETA BANCSHARES, INC.

ATTENTION: Karen P. Duffey
P.O. Box 71699
Newnan, Georgia 30271

          Please make sure to have your proxy card postmarked by May 26, 2004, to ensure that it is received in time to be counted.

WE URGE YOU TO GRANT A PROXY.

YOU DO NOT NEED TO ATTEND THE MEETING TO VOTE YOUR SHARES.

Please sign and date the enclosed proxy card and return it promptly in the envelope provided, whether or not you plan to attend the annual shareholder meeting. To ensure that your proxy card is received in time to be counted, please make sure that it is postmarked no later than May 26, 2004. You may also fax the proxy card to Karen P. Duffey at (770) 683-6235. If you attend the meeting, you may vote in person if you wish, even if you have previously returned your proxy.